Exhibit 10.1

AMENDMENT No. 2 of LNG SALE AND PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 OF LNG SALE AND PURCHASE AGREEMENT (this “Amendment”), made effective January 27, 2023 (“Amendment Date”), is hereby entered into by and between Driftwood LNG LLC, a limited liability company incorporated under the laws of Delaware whose principal place of business is located at 1201 Louisiana Street, Suite 3100, Houston, TX 77002 (USA) (“Seller”), and Gunvor Singapore Pte Ltd, a company incorporated and registered in Singapore whose registered office is at 12 Marina Boulevard, #35-03 Marina Bay Financial Centre Tower 3, Singapore 018982 (“Buyer”). Buyer and Seller are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into certain LNG Sale and Purchase Agreement, dated May 27, 2021 as amended by Amendment No.1 effective December 30, 2022 (the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreement made herein, the Parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used but not defined herein shall have the meaning provided in the Agreement.

2.	Amendments.

a.	Parties agree to amend Section 2.3.3 (Conditions Precedent) of the Agreement (as amended) by deleting “January 31, 2023” and replacing with “February 28, 2023”, which date shall become the CP Deadline.
b.	Parties agree to amend the Agreement to replace January 31, 2023 in the third sentence of Section 2.3.5 in the Agreement with February 28, 2023, so that Section 2.3.5 shall be as follows:

“2.3.5             Seller shall give Buyer five (5) Day prior written notice of Seller’s good faith estimation of the start of a 5-Day window in which the CP Fulfillment Date is expected to occur (“5-Day Window”), provided that in no event the CP Fulfillment Date shall occur prior to the start of the 5-Day Window. Seller may revise such notice, one or more times, by written notice stipulating the justification for such delay, provided that such revision may only postpone the 5-Day Window. Such five (5) Day prior written notice obligation shall be effective from December 30, 2022 until February 28, 2023 only. In the event Seller is in breach of this Section 2.3.5, this shall be a Termination Event under Section 19.2.13 and Buyer may elect to give Seller a notice of termination of this Agreement under Section 19.3.1 within five (5) Days of becoming aware of such breach.”

3.	Miscellaneous.

a.	Force and Effect. All provisions of the Agreement not specifically amended hereby shall remain in full force and effect.

b.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (United States of America) without regard to principles of conflict of laws that would specify the use of other laws.

c.	Confidentiality; Dispute Resolution; Immunity. The provisions of Section 18 (Confidentiality), Section 20.1 (Dispute Resolution), and Section 20.4 (Immunity) of the Agreement shall apply in this Amendment as if incorporated herein mutatis mutandis on the basis that references therein to the Agreement are to this Amendment.

d.	Entire Agreement. The Agreement, as amended by this Amendment, constitutes the entire agreement between the Parties, and includes all promises and representations, express or implied, and supersedes all other prior agreement and representations, written or oral, between the Parties relating to the subject matter thereof.

e.	Severability. If a court of competent jurisdiction or arbitral tribunal determines that any clause or provision of this Amendment is void, illegal, or unenforceable, the other clauses and provisions of the Amendment shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal, or unenforceable shall be limited so that they shall remain in effect to the maximum extent permissible by law.

f.	Counterparts. This Amendment may be executed by signing the original or a counterpart thereof (including by facsimile or email transmission). If this Amendment is executed in counterparts, all counterparts taken together shall have the same effect as if the undersigned parties hereto had signed the same instrument.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed as of the date first written above.

SELLER:		BUYER:

Driftwood LNG LLC		GUNVOR SINGAPORE PTE LTD

/s/ Octávio Simões		/s/ *****
Name:	Octávio Simões	Name:	*****
Title:	CEO	Title:	*****

/s/ *****
Name:	*****
Title:	*****

[Signature Page to Amendment No. 2 of LNG Sale and Purchase Agreement]